Dreyfus Premier High Yield Debt Plus Equity Fund

Investing in high yield fixed-income securities, and in common stocks, for maximum total return

PROSPECTUS March 1, 1999


                 Revised June 15, 1999


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund

Dreyfus Premier High Yield Debt Plus Equity Fund
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Ticker Symbols:  N/A

Contents

The Fund
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Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          1

Expenses                                                                  2

Management                                                                3

Financial Highlights                                                      4

Your Investment
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Account Policies                                                          6

Distributions and Taxes                                                   8

Services for Fund Investors                                               9

Instructions for Regular Accounts                                        10

Instructions for IRAs                                                    11

For More Information
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INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

GOAL/APPROACH


The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the fund invests primarily in below investment grade fixed-income securities ("junk" bonds or "high yield" bonds), whether rated or deemed of comparable quality by the portfolio managers. Its portfolio typically includes corporate bonds and notes, mortgage-related and asset-backed securities, convertible securities, and preferred stocks. The fund will also invest in common stocks, with an emphasis on those of companies that issue below investment grade debt. Typically, these will be "micro-cap" and "small-cap" stocks.


The proportion of fund assets invested in bonds and stocks will vary depending on market conditions, but typically at least 50% of the fund's portfolio will be invested in high yield fixed-income securities. The fund will focus primarily on U.S. securities, but may invest some of its assets in foreign bonds and stocks, including those of issuers in the emerging markets.


The portfolio managers conduct extensive research into the credit history and current financial strength of high yield bond issuers. The managers also examine the long-term outlook for the sector in which an issuer operates, seeking companies and industries that they believe may benefit from positive long-term trends, and that they believe have the financial strength to pay off high yield debt in a timely fashion. The managers focus particularly on "undervalued" fixed-income issues, purchased at a discount, where a "trigger event" may increase their value. The managers emphasize stocks with growth potential, based on factors similar to those considered when purchasing undervalued high yield bonds.


The fund is non-diversified, which means that a relatively high percentage of its assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.


Concepts to understand

HIGH YIELD BONDS: those rated BB or Ba and below by credit rating agencies such as Standard & Poor's or Moody's. Because the issuers may be at an early stage of development or may have been unable to repay their debts in the past, their bonds typically must offer higher yields than investment grade securities to compensate investors for their greater credit risk.

MAIN RISKS

High yield bonds involve greater credit risk than investment grade bonds. They tend to be more volatile in price and less liquid and are considered speculative. As with stocks, the prices of high yield bonds can fall in response to bad news about the issuer, the issuer's industry or the economy in general. The fund's share price could also be hurt if it holds bonds of issuers who default on payments of principal or interest, or there is a decline in the credit quality of a bond, or perception of a decline. As a result, the value of your investment in the fund could go up and down, sometimes dramatically, and you could lose money.

Stocks will fluctuate in price. Small company stocks generally have more volatile share prices than those of larger, more established companies, because they have less predictable earnings and their securities can be less liquid. The fund typically invests in the stock of small companies in troubled or uncertain financial condition, such as companies which have no earnings or which have experienced losses, or in companies which have a highly leveraged capital structure. The stock of such companies can decline sharply in price, particularly when a downturn in the economy occurs.

If the market for securities in which the fund invests becomes "illiquid," typically when there are many more sellers than buyers for the securities, the value of such securities, and the fund's share price, may fall dramatically.

The fund may invest in the fixed-income securities and the common stock of the same issuer simultaneously, or may alternate between the two to take advantage of opportunities. While this gives the managers broader ability to invest in companies where they perceive the best risk/reward conditions to exist, it can enhance the fund's volatility relative to funds which invest exclusively in high yield bonds.

Any foreign securities the fund may own involve special risks, such as exposure to currency fluctuations, economic and political instability, and potentially less liquidity. Also, during unusual market conditions, the fund may not be able to sell certain securities at the time and price it would like.



PAST PERFORMANCE

Since the fund has less than one calendar year of performance, past performance information is not included. For performance as of the end of the fiscal year, please refer to the Statement of Additional Information (SAI).

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

Other potential risks

The fund may, at times, invest in derivative securities, such as options and futures, and in foreign currencies. When employed, these practices are used primarily to hedge the fund's portfolio, but may be used to increase returns; however, such practices may lower returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the fund's performance.

At times, the fund may engage in short-term trading. This could increase the fund's transaction costs and taxable distributions, lowering its after-tax performance accordingly.

The fund may buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the fund's gains or losses.

The fund is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

The Fund       1




<PAGE 1>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee table

                                                                            CLASS A         CLASS B        CLASS C        CLASS T
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SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                     5.75           NONE           NONE           4.50

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                          NONE*          4.00           1.00           NONE
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ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                               .75            .75            .75            .75

Rule 12b-1 fee                                                               NONE            .75            .75            .25

Shareholder services fee                                                      .25            .25            .25            .25

Other expenses**                                                              .25            .25            .25            .25
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TOTAL ANNUAL FUND OPERATING EXPENSES                                         1.25           2.00           2.00           1.50

Fee waiver and/or expense reimbursements                                     (.25)          (.25)          (.25)          (.25)
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NET OPERATING EXPENSES***                                                    1.00           1.75           1.75           1.25

*     SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
      $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE
      YEAR.

**    "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
      YEAR.  ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE AMOUNTS INDICATED
      ABOVE.

***   THE DREYFUS CORPORATION HAS AGREED, UNTIL OCTOBER 31, 1999, TO WAIVE
      RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE FUND SO THAT FUND
      EXPENSES (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES,
      INTEREST EXPENSES, COMMITMENT FEES ON OFFERINGS, SHAREHOLDER SERVICES FEES
      AND RULE 12B-1 FEES) DO NOT EXCEED .75%.

Expense example

                                                                  1 Year                                   3 Years
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CLASS A                                                            $671                                      $949

CLASS B
WITH REDEMPTION                                                    $578                                      $927

WITHOUT REDEMPTION                                                 $178                                      $627

CLASS C
WITH REDEMPTION                                                    $278                                      $627
WITHOUT REDEMPTION                                                 $178                                      $627

CLASS T                                                            $572                                      $903

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. The one-year number is based on net operating expenses. The three-year number is based on total fund operating expenses.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to Premier Mutual Fund Services, Inc., the fund's distributor, to finance the sale and distribution of Class B and Class C shares, and to compensate it for the sale of Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for providing shareholder services.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

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<PAGE 2>

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $120 billion in over 160 mutual fund portfolios. The fund pays Dreyfus an annual management fee of 0.75% of the fund's average net assets. For the fiscal year ended October 31, 1998, Dreyfus waived or reimbursed a portion of its management fee so that the net fee paid by the fund was 0.50%. Dreyfus is the primary mutual fund business of Mellon Bank Corporation, a broad-based financial services company with a bank at its core. With more than $389 billion of assets under management and $1.9 trillion of assets under administration and custody, Mellon provides a full range of banking, investment and trust products and services to individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, the firm seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.


The fund's primary portfolio managers are Roger King and John Koerber. Each has managed the fund since its inception. Mr. King has been employed by Dreyfus since February 1996. Previously, Mr. King was director of high yield research at Citibank Securities. Mr. Koerber has been employed by Dreyfus since May 1996. Previously, he was a securities analyst at R.D. Smith and a vice president at Smith Barney.

Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the fund(s) they advise.

Concepts to understand

YEAR 2000 ISSUES: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.

Dreyfus is working to avoid year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

The Fund       3



<PAGE 3>

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal period indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.

                                                                                                           PERIOD ENDED
                                                                                                            OCTOBER 31,
CLASS A                                                                                                       1998(1)
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PER-SHARE DATA ($)

Net asset value, beginning of period                                                                             12.50

Investment operations:  Investment income (loss) -- net                                                            .27

                         Net realized and unrealized gain (loss) on investments                                  (2.31)

 Total from investment operations                                                                                (2.04)

 Distributions:          Dividends from investment income -- net                                                  (.19)

 Net asset value, end of period                                                                                   10.27

 Total return (%)(2)                                                                                         (16.38)(3)
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RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                     1.00(4)

Ratio of net investment income to average net assets (%)                                                        7.07(4)

Decrease reflected in above expense ratios due to actions by Dreyfus (%)
                                                                                                                2.26(4)

Portfolio turnover rate (%)                                                                                    42.54(3)
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Net assets, end of period ($ x 1,000)                                                                           3,364

(1)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998.

(2)  EXCLUSIVE OF SALES LOAD.     (3) NOT ANNUALIZED.     (4) ANNUALIZED.

                                                                                                           PERIOD ENDED
                                                                                                            OCTOBER 31,
CLASS B                                                                                                         1998(1)
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PER-SHARE DATA ($)

Net asset value, beginning of period                                                                             12.50

Investment operations:  Investment income (loss) -- net                                                            .24

                         Net realized and unrealized gain (loss) on investments                                  (2.32)

 Total from investment operations                                                                                (2.08)

 Distributions:          Dividends from investment income -- net                                                  (.16)

 Net asset value, end of period                                                                                   10.26

 Total return (%)(2)                                                                                         (16.64)(3)
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RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                    1.75(4)

Ratio of net investment income to average net assets (%)                                                       6.32(4)

Decrease reflected in above expense ratios due to actions by Dreyfus (%)
                                                                                                               2.26(4)

Portfolio turnover rate (%)                                                                                   42.54(3)
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Net assets, end of period ($ x 1,000)                                                                         3,503

(1)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998.

(2)  EXCLUSIVE OF SALES LOAD.     (3) NOT ANNUALIZED.     (4) ANNUALIZED.

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<PAGE 4>

                                                                                                          PERIOD ENDED
                                                                                                          OCTOBER 31,
CLASS C                                                                                                       1998(1)
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PER-SHARE DATA ($)

Net asset value, beginning of period                                                                             12.50

Investment operations:  Investment income (loss) -- net                                                            .25

                         Net realized and unrealized gain (loss) on investments                                  (2.33)

 Total from investment operations                                                                                (2.08)

 Distributions:          Dividends from investment income -- net                                                  (.17)

 Net asset value, end of period                                                                                   10.25

 Total return (%)(2)                                                                                         (16.64)(3)
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RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                     1.75(4)

Ratio of net investment income to average net assets (%)                                                        6.29(4)

Decrease reflected in above expense ratios due to actions by Dreyfus (%)
                                                                                                                2.26(4)

Portfolio turnover rate (%)                                                                                    42.54(3)
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Net assets, end of period ($ x 1,000)                                                                            844

(1)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998.

(2)  EXCLUSIVE OF SALES LOAD.     (3) NOT ANNUALIZED.     (4) ANNUALIZED.

                                                                                                          PERIOD ENDED
                                                                                                           OCTOBER 31,
CLASS T                                                                                                       1998(1)
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PER-SHARE DATA ($)

Net asset value, beginning of period                                                                             12.50

Investment operations:  Investment income (loss) -- net                                                            .26

                         Net realized and unrealized gain (loss) on investments                                  (2.32)

 Total from investment operations                                                                                (2.06)

 Distributions:          Dividends from investment income -- net                                                  (.18)

 Net asset value, end of period                                                                                   10.26

 Total return (%)(2)                                                                                         (16.44)(3)
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RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                     1.25(4)

Ratio of net investment income to average net assets (%)                                                        6.82(4)

Decrease reflected in above expense ratios due to actions by Dreyfus (%)
                                                                                                                2.26(4)

Portfolio turnover rate (%)                                                                                    42.54(3)
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Net assets, end of period ($ x 1,000)                                                                            835

(1)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998.

(2)  EXCLUSIVE OF SALES LOAD.     (3) NOT ANNUALIZED.     (4) ANNUALIZED.

The Fund       5

<PAGE 5>


Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a CDSC.

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

* CLASS T shares have a lower front-end load than Class A shares, and a Rule 12b-1 fee

Your financial representative can help you choose the share class that is appropriate for you.

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you.
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Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                                     Sales charge                              Sales charge
                                                     deducted as a %                           as a % of your
Your investment                                      of offering price                         net investment
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                                                     Class                Class                Class                Class
                                                     A                    T                    A                    T
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Up to $49,999                                        5.75%                4.50%                6.10%                4.70%

$50,000 -- $99,999                                   4.50%                4.00%                4.70%                4.20%

$100,000 -- $249,999                                 3.50%                3.00%                3.60%                3.10%

$250,000 -- $499,999                                 2.50%                2.00%                2.60%                2.00%

$500,000 -- $999,999                                 2.00%                1.50%                2.00%                1.50%

$1 million or more*                                  0.00%                0.00%                0.00%                0.00%

* A 1.00% contingent deferred sales charge may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment

Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.

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CLASS B -- CHARGED WHEN YOU SELL SHARES

                                 Contingent deferred sales charge
Time since you bought            as a % of your initial investment or
the shares you are selling       your redemption (whichever is less)
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Up to 2 years                    4.00%

2 -- 4 years                     3.00%

4 -- 5 years                     2.00%

5 -- 6 years                     1.00%

More than 6 years                Shares will automatically
                                 convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
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CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any shares in this fund or any other Dreyfus Premier fund sold with a sales load (which you already own) to the amount of your next Class A or Class T investment for purposes of calculating the sales charges.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

6

<PAGE 6>

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the NAV next calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

ORDERS TO BUY AND SELL SHARES RECEIVED BY DEALERS by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
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Minimum investments

                                   Initial            Additional
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REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION IRAS                     $500               NO MINIMUM
                                                      AFTER THE FIRST YEAR

DREYFUS AUTOMATIC                  $100               $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B and C are offered at NAV, but generally are subject to higher annual operating expenses and a CDSC.

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING RECENTLY PURCHASED SHARES, please note that if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

*  requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment       7



<PAGE 7>

ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*   change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.


DISTRIBUTIONS AND TAXES

THE FUND GENERALLY PAYS ITS SHAREHOLDERS dividends from its net investment income on a quarterly basis, and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
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Taxability of distributions

Type of                       Tax rate for          Tax rate for

distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        ORDINARY              ORDINARY
DIVIDENDS                     INCOME RATE           INCOME RATE

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 10%                   20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


Taxes on transactions

Except for tax-deferred accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table above also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

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<PAGE 8>

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
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For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                one Dreyfus fund into another
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges
EXCHANGE PRIVILEGE              from one Dreyfus fund into
                                another.
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For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
on Class B shares, as long as the amounts withdrawn do not exceed 12% annually of the account value at the time the shareholder elects to participate in the plan.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund. (Or, you can exchange Class T shares for Class A shares of another Dreyfus Premier fund.) You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, Class B or Class T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment       9




<PAGE 9>

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund
P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900337567

   * the fund name

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.


           Automatically

   WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.




TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: Name of Fund P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900337567

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.


ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.



TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other  documentation, if required (see page 7).

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 6587,
Providence, RI 02940-6587
Attn: Institutional Processing

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

10


<PAGE 10>

INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

   Mail your application and a check to:
The Dreyfus Trust Company, Custodian P.O. Box 6427, Providence, RI 02940-6427

   Attn: Institutional Processing


           By Telephone

            Automatically




TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail in the slip and the check to: The Dreyfus Trust Company, Custodian P.O. Box 6427, Providence, RI 02940-6427

Attn: Institutional Processing


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900337567

* the fund name

* the share class * your account number

* name of investor

* the contribution year

ELECTRONIC CHECK  Same as wire, but  insert "1111" before your account number.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number and fund name

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see page 7).

Mail in your request to:
The Dreyfus Trust Company
P.O. Box 6427,
Providence, RI 02940-6427

Attn: Institutional Processing


SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

Your Investment       11








<PAGE 11>

NOTES

[Application p 1 here]

[Application p 2 here]

NOTES

NOTES

NOTES

For More Information

Dreyfus Premier High Yield Debt Plus Equity Fund

A Series of Dreyfus Debt and Equity Funds
--------------------------------------

SEC file number:  811-4748

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

(c) 1999 Dreyfus Service Corporation
046P0699